UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 3, 2018 (September 28, 2018)

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ACUITY BRANDS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-16583	58-2632672
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1170 Peachtree St., N.E., Suite 2300, Atlanta, GA	30309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 404-853-1400
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On October 3, 2018, Acuity Brands, Inc. (the “Company”) issued a press release containing information about the Company's results of operations for its fiscal quarter and year ended August 31, 2018. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The information contained in this paragraph, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 28, 2018, the Company was notified by Norman H. Wesley of his intention to retire from the Board of Directors (the "Board") in January 2019, and therefore, he does not intend to stand for election at the next stockholders’ meeting, which is scheduled to occur on January 4, 2019.  Mr. Wesley has been a member of the Board since 2011 and currently serves as a member of the Audit Committee and of the Governance Committee. Mr. Wesley’s decision is not the result of any disagreement with management or the Board related to the Company's operations, policies or practices.
Item 8.01. Other Events.
On September 28, 2018, the Board declared a quarterly dividend of $0.13 per share and announced that it will hold its annual meeting of stockholders on January 4, 2019. A copy of the related press release is attached as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated October 3, 2018 (Filed with the Commission as part of this Form 8-K).
99.2	Press Release dated September 28, 2018 (Filed with the Commission as part of this Form 8-K).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: October 3, 2018

ACUITY BRANDS, INC.

By:	/s/ Richard K. Reece
Richard K. Reece
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated October 3, 2018 (Filed with the Commission as part of this Form 8-K).
99.2	Press Release dated September 28, 2018 (Filed with the Commission as part of this Form 8-K).